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                                                                   EXHIBIT 10.34
                                                                   -------------

                               SECURITY AGREEMENT
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     This Security Agreement (the "Agreement"), dated as of April 30, 1999, made by Amphion Ventures L.P., a Delaware limited partnership ("Purchaser"), in favor of AXCESS Inc., a Delaware corporation (the "Secured Party").

     The following recitals are true and constitute the basis for this
Agreement:

     A. Pursuant to the terms of that certain Stock and Asset Purchase Agreement dated March 30, 1999, by and among Purchaser, Antiope Partners, L.L.C., and the Secured Party (the "Purchase Agreement"), the Secured Party has agreed to sell the LMC Shares and the AXCESS Assets to the Purchaser, and the Purchaser has agreed to purchase the LMC Shares and the AXCESS Assets for the Purchase Price by delivering a cash payment to the Secured Party and by executing and delivering the Demand Note, the Term Note, the Quantrad Warrants and evidence of the payment and satisfaction of debt of the Secured Party; and

     B. To secure the Purchaser's obligations to the Secured Party under the Demand Note and the Term Note, Purchaser has agreed to execute and deliver this Agreement to the Secured Party.

     In consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement mutually agree as follows:

                                    SECTION 1
                                   DEFINITIONS

     The following capitalized terms shall have the meanings herein specified. Terms defined in the Purchase Agreement or the UCC and not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement or the UCC (as the case may be) when used herein.

     Bankruptcy Code. Bankruptcy Code means the United States Bankruptcy Code, Title 11, United States Code, as amended.

     Collateral. Collateral means all of the Purchaser's present and future right, title and interest in, to and under the following property, in each case whether now existing or hereafter arising, whether now owned or hereafter acquired, and wherever located: (a) the DataGlyph Technology; (b) the CombiReader Technology; (c) all Contracts, together with all Contract Rights arising thereunder (provided that the Contracts and the Contract Rights shall only be assigned as security hereunder to the extent permitted by their respective terms), (d) all Inventory and (e) all Proceeds and products of and increases, substitutions, replacements, additions and accessions to any and all of the foregoing.

     Collateral Expenses. Collateral Expenses means any and all sums advanced by, and the reasonable costs, fees and expenses of, the Secured Party in connection with preservation of the Collateral or preservation, perfection or enforcement of its Lien in the Collateral or exercise of any of its rights and remedies hereunder.
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     CombiReader Technology. CombiReader Technology means all of the rights of
Purchaser under that certain Second Amended and Restated Intellectual Property Transfer Agreement dated April 30, 1999, by and between Quantrad Sensor, Inc., the successor-in-interest by assignment from Purchaser ("Quantrad") and XL Vision, Inc. (the "XL Vision Agreement").

     Contracts. Contracts means all contracts and other agreements of whatever nature between the Purchaser and any other Person in connection with the sale, licensing, leasing, or other disposition of either the DataGlyph Technology or the CombiReader Technology by the Purchaser to Persons, including, but not limited to the XL Vision Agreement and the Xerox Agreement.

     Contract Rights. Contract Rights means all rights under each Contract, including without limitation, all rights to receive payments due and to become due under or pursuant to such Contract and all of the rights to terminate, and to perform, compel performance and otherwise exercise all remedies under or with respect to such Contract.

     DataGlyph Technology. DataGlyph Technology means all of Purchaser's rights under that certain Xerox Standard Value Added Reseller Agreement for DataGlyph Technology dated March 25, 1999, by and between the Purchaser, the successor-in-interest by assignment from the Secured Party, and Xerox Corporation (the "Xerox Agreement").

     Default. Default means any event or circumstance which with the passage of time, the giving of notice or both, if required, would constitute an Event of Default.

     Demand Note. Demand Note means that note of even date herewith executed by Purchaser in favor of Secured Party, in the form attached hereto as Exhibit "A."

     Documents of Title. Documents of Title mean any bill of lading, dock warrant, dock receipt, warehouse receipt or any other document of title evidencing Inventory or any other Collateral.

Event of Default. Event of Default means any event specified in either the Demand Note or the Purchase Note.

     Governmental Authority. Governmental Authority means any nation or government, any state or other political subdivision thereof and any agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     Indemnified Party. Indemnified Party has the meaning defined in Section
8.1.

     Inventory. Inventory means all raw materials, work-in-process and finished inventory of every type or description which utilizes the CombiReader Technology or the DataGlyph Technology, and all Documents of Title covering such inventory, and all goods in which the Purchaser has an interest-in-mass or a joint or other interest or rights of any kind (including, without limitation, goods in which the Purchaser has an interest or right as consignee or consignor), and all goods that are returned to or repossessed by the Purchaser, and all accessions thereto and products thereof and documents therefor and including anything that constitutes "inventory" under the UCC.

     Lien. Lien means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other

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security agreement or preferential arrangement of any kind or nature whatsoever
(including, without limitation, any conditional sale or other title retention agreement).

     Obligations. Obligations mean collectively (a) all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or as principal debtor, guarantor, surety or otherwise) of the Purchaser under the Purchase Documents whether for principal, interest, fees, expenses, reimbursements, required payments or otherwise, and (ii) all replacements and all renewals, extensions and other continuations from time to time thereof, (b) all Related Expenses (as defined below), and (c) all Collateral Expenses in each case, whether now existing or hereafter incurred or arising (including any number of multiple incurrences and repayments), whether acquired or arising directly or by judgment or by assignment or otherwise, whether voluntary or involuntary, due or to become due, whether or not severally or jointly owed with others, determined or inchoate, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such indebtedness, obligations, damages and other liabilities that is paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any creditor as a preference, fraudulent transfer or otherwise.

     Permitted Encumbrance. Permitted Encumbrance means, with respect to any asset, (a) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or operation of any material asset encumbered thereby and (b) Liens for taxes, assessments or other charges by Governmental Authorities which are not delinquent.

     Person. Person means any individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     Pledge Agreement. Pledge Agreement means the pledge agreement of even date herewith executed by Purchaser in favor of Secured Party.

     Proceeds. Proceeds means anything that constitutes "proceeds" under the UCC (whether cash or non-cash) and including, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or the Purchaser from time to time, whether with respect to any of the Collateral, for loss or damage thereto, or for any other reason, (b) any and all payments (in any form whatsoever) made or due and payable to the Purchaser from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     Purchase Documents. Purchase Documents means the Purchase Agreement, the Demand Note, the Term Note, the Pledge Agreement and the Security Agreement and instruments or further documents ancillary or pertaining to or arising out of the terms of this Security Agreement or the Purchase Agreement, including, without limitation, the Quantrad Warrants and any financing statements required to perfect the Secured Party's Lien on and security interest in the Collateral.

     Related Expenses. Related Expenses means collectively any and all reasonable costs and other expenses that may be paid or incurred directly or indirectly by Secured Party in connection with collecting any or all of the Obligations and/or preserving and/or enforcing any rights and remedies under the Purchase

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Documents and/or in respect of the Obligations (including out of pocket expenses and reasonable legal and accounting fees).

     Security Agreement. Security Agreement means this security agreement and all documents, instruments, financing statements and other writings of any kind required in connection with the execution and delivery of this Security Agreement and the perfection of the Liens granted by the Purchaser to the Secured Party.

     Subordinated Debt. Subordinated Debt means debt owed by the Purchaser which by its written terms (the form of which has been approved by the Secured Party whose approval will not be unreasonably withheld) is subordinated to the prior payment of the Purchaser's Obligations and matures after the maturity date of the Obligations.

     Term Note. Term Note means that note of even date herewith executed by Purchaser in favor of Secured Party, in the form attached hereto as Exhibit "B."

     UCC. UCC means the Uniform Commercial Code as in effect from time to time in the State of Texas, except that in the case of any Collateral as to which the perfection of the Secured Party's Lien on, or security interest in, such Collateral is governed by the law of a State other than Texas, UCC shall mean in each such case the UCC in effect from time to time in such State whose law governs the perfection of the Secured Party's Lien on, or security interest in, such portion of the Collateral.

                                   SECTION 2
                      GRANT OF SECURITY INTEREST AND LIEN

     2.1 Grant of Security Interest and Scope of Lien. As security for the prompt and complete payment (and performance, in the case of non-pecuniary obligations) of all the Obligations in full, when the same shall become due and payable, the Purchaser hereby absolutely, unconditionally and irrevocably grants, sells, assigns, pledges and transfers to the Secured Party, a continuing security interest subject to no equal or prior Lien in all the Collateral.

     2.2 The Purchaser Remains Liable. Anything herein to the contrary notwithstanding, (a) the Purchaser shall remain liable under the Contracts and other agreements included in the Collateral, to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Purchaser from any of its duties or obligations under the Contracts and other agreements included in the Collateral, and (c) by reason of this Security Agreement, the Secured Party shall have no obligation or liability under the Contracts and other agreements included in the Collateral nor shall the Secured Party be obligated to perform any of the obligations or duties of the Purchaser thereunder or to take any action to protect, preserve, collect or enforce any claim for payment, remedy, privilege or other right thereunder assigned hereunder.

     2.3 Continuing Lien. This Security Agreement shall remain in full force and effect and be binding in accordance with its terms upon the Purchaser and the successors and assigns thereof, and shall inure to the benefit of the Secured Party until (a) all the Obligations shall have been satisfied by payment or performance in full and (b) the Agreement shall have terminated in accordance with its terms.

                                   SECTION 3
                               POWER OF ATTORNEY

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     The Purchaser hereby irrevocably constitutes and appoints the Secured
Party, its true and lawful attorney-in-fact with full power of substitution, with full authority in the place and stead of the Purchaser and in the name of the Purchaser or the Secured Party otherwise, from time to time in the Secured Party's unfettered discretion, to take any action and to execute, deliver and file or cause to be filed any agreement, instrument, financing statement or other document, and at the Purchaser's expense make and obtain all filings and consents that the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, which appointment as attorney is irrevocable and coupled with an interest in favor of the Secured Party. Notwithstanding the preceding sentence, the powers granted by the constitution and appointment of the Secured Party as attorney-in-fact under this Section 3 may only be exercised by it from and after the occurrence of an Event of Default.

                                   SECTION 4
                        REPRESENTATIONS AND WARRANTIES

     Purchaser represents and warrants that:

     4.1 Organization and Authority Generally. Purchaser is duly organized and existing under the laws of the state of Delaware and has the power and authority to carry on the business in which it is engaged. Purchaser is or will become duly qualified and in good standing as a foreign corporation wherever such qualification is required. Purchaser has the power and authority to enter into and to execute and deliver this Security Agreement and all of the documents required to be executed and delivered in connection with the Purchase Documents. This Security Agreement and all things required by this Security Agreement to be performed by the Purchaser have been duly authorized by all requisite action of Purchaser, and this Security Agreement, the Demand Note, the Term Note and the other Purchase Documents are valid and binding against Purchaser, enforceable in accordance with their respective terms. The execution, performance and delivery of this Security Agreement, the Demand Note, the Term Note and all other agreements and instruments required by Secured Party in connection with the Purchase Documents are not in contravention of any of the terms of any material indenture, agreement or undertaking to which Purchaser is a party or by which it or any of its property is bound or affected.

     4.2 Records Pertaining to Collateral. The Chief Executive Office of the Purchaser and the office where the Purchaser maintains its books and records relating to the Collateral is located at 590 Madison Avenue, 32nd Floor, New York, New York 10022. Subject to any permitted assignment under Section 6.3, all Collateral not delivered to the Secured Party, will be kept at the addresses listed in this Subsection 4.2 and Schedule 1 attached hereto, or at such other addresses within the United States as the Secured Party shall approve, such approval not to be unreasonably withheld.

     4.3 Title. Prior to any permitted transfer or assignment in accordance with the provisions of Section 6.3 hereof, the Purchaser has and in the case of after-acquired property will have, good, indefeasible and merchantable title to the Collateral. The Purchaser is the legal and beneficial owner of the Collateral, free and clear of any Lien, except for the security interest created by this Agreement and the other Security Purchase Documents. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office on the date hereof, except such as may have been filed in favor of the Secured Party relating to this Agreement or through Permitted Encumbrances.

     4.4 Priority of Lien. This Agreement, together with the filing of the financing statements listed on Exhibit "C" attached hereto and made a part hereof in the respective offices listed thereon, and upon the

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giving of value to the Purchaser by the Secured Party creates a valid and perfected first priority security interest in the Collateral (subject to Permitted Encumbrances) in which a security interest may be perfected by filing under the UCC, securing the payment of the Obligations, and all such filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

     4.5 Authorization. No consent of any other Persons and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (a) for the grant by the Purchaser of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Purchaser, (b) for the perfection or maintenance of the security interest created hereby (including the maintenance of the first priority nature of such security interest), except for the filing of the financing statements listed on Exhibit "C" and appropriate continuation statements with respect thereto, or (c) for the exercise by the Secured Party of its rights and remedies hereunder, except for consents, filings and notices which if not obtained, undertaken or provided would not have a material adverse effect on the Collateral.

                                   SECTION 5
                      AFFIRMATIVE COVENANTS OF PURCHASER

     Until this Security Agreement has terminated and Secured Party has been paid in full, unless Secured Party waives compliance in writing, Purchaser agrees that:

     5.1 Insurance. Purchaser shall and shall cause any permitted assignee to maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage of the kind customarily insured against by corporations of established reputation engaged in the same or a similar business and similarly situated, in such types and amounts as are customarily carried under similar circumstances by such other corporations. Purchaser shall and shall cause any permitted assignee to furnish Secured Party, upon request, with full information as to the insurance carried by it.

     5.2 Notice of Default. Purchaser will give notice to Secured Party of all events of default under any agreement, contract or document entered into or to be entered into by it, changes in executive management of it, material litigation against it, and of any other matter which has resulted in, or might result in, a materially adverse change in Purchaser's financial condition, business or operations.

     5.3 Execution of Other Documents. Purchaser will promptly, upon demand by Secured Party, execute all such additional agreements, contracts, indentures, documents and instruments, and take such actions in connection with this Security Agreement and the Purchase Documents as Secured Party, in its sole discretion, may request.

     5.4 Litigation and Attorney's Fees. Purchaser will pay promptly to Secured Party, reasonable attorney's fees and costs and other expenses paid or incurred by Secured Party in collecting or compromising the Obligations or in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement or any other agreement or instrument required by this Security Agreement, or any other agreement or instrument required by Secured Party in connection with the Obligations whether or not suit is filed.

     5.5 Maintenance of Collateral Records. The Purchaser shall and shall cause any permitted assignee to keep and maintain satisfactory, complete and current records of the Collateral, including without limitation, a record of all deliveries and payments received and made, credits granted thereon and other

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dealings therewith. Promptly upon the request of the Secured Party, the
Purchaser will provide such information concerning the Collateral to the Secured Party as the Secured Party may reasonably request. The Purchaser shall and shall cause any permitted assignee to take all reasonable steps to protect the books and records relating to the Collateral against fire, theft, loss or any other manner of destruction or loss.

     5.6 Documents of Title. In the event that any Collateral shall be evidenced by a Document of Title, the Purchaser shall immediately notify the Secured Party and upon the Secured Party's request will promptly deliver such document of title to the Secured Party.

                                   SECTION 6
                        NEGATIVE COVENANTS OF PURCHASER

     Until this Security Agreement has terminated and Secured Party has been paid in full, unless Secured Party waives compliance in writing, Purchaser agrees that:

     6.1 Encumbrances and Liens. It will not, create, assume or suffer to exist, any mortgage, pledge, security interest, encumbrance or lien (other than Permitted Encumbrances and other items being contested in good faith) prior in time or right to that of the Secured Party on the Collateral.

     6.2 Change of Name or Place of Business; New Location of Inventory. It will not change its name or operate under any assumed or fictitious name, change its principal place of business or Chief Executive Office, change or establish any new Inventory location, or change its jurisdiction of incorporation without giving the Secured Party at least thirty (30) days' prior written notice.

     6.3 Sale and Transfer of Assets. It will not sell, assign or transfer any of Purchaser's rights in the Collateral without the prior written consent of the Secured Party; provided, however, that Secured Party hereby consents to Purchaser's sale and transfer of the Collateral to Quantrad, subject to the first and prior Lien and security interest granted to Secured Party hereunder in and to the Collateral to secure the payment and performance of the Obligations of Purchaser under the Purchase Documents. Further, as a condition to any such transfer, Purchaser shall provide the Secured Party with the address of the chief executive office of Quantrad and the office where Quantrad maintains its books and records relating to the Collateral.

                                   SECTION 7
                        REMEDIES UPON EVENT OF DEFAULT

     If any Event of Default shall have occurred and be continuing:

     7.1 Additional Rights of Secured Party. The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, any and all rights and remedies of a secured party under the UCC from time to time (whether or not the UCC applies to the affected Collateral or in the jurisdiction where the rights and remedies are asserted) and the Secured Party also may:

          (a) exercise any and all rights and remedies of the Purchaser under or in connection with the Collateral, including, without limitation, any and all rights of the Purchaser to demand or otherwise require payment of any amount under, or performance of any provision of, the Collateral;

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

          (b) require the Purchaser to, and the Purchaser hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral, or documents embodying such Collateral, as directed by the Secured Party and make it available to the Secured Party at a place and time to be designated by the Secured Party that is reasonably convenient to both the Secured Party and the Purchaser;

          (c) enter upon any premises owned or leased by the Purchaser where the Collateral, the documents embodying the Collateral, or any part thereof, is located or assembled for a reasonable period in order to effectuate the Secured Party's rights and remedies hereunder or under law, without monetary or other obligation to the Purchaser or any other Person in respect of such occupation; and

          (d) sell the Collateral or any part thereof in one or more sales or parcels at public or private sale, at any exchange or broker's board or at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable, all without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable law and cannot be waived), and the Secured Party or other Person may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption, of the Purchaser or any other Person, any such demand, notice, claim, right or equity being hereby expressly waived and released; and, in addition thereto, the Purchaser agrees that (i) in the event that notice is required by applicable law, written notice given by mail to the Purchaser, at the address set forth herein, ten days prior to the date of public sale of any Collateral or prior to the date after which private sale or any other disposition of any Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient; (ii) in the event of sale or other disposition of any Collateral, the Secured Party may apply the proceeds of any such sale or disposition to the satisfaction of its reasonable attorneys' fees, legal expenses and other costs and expenses incurred in connection with their taking, retaking, storing, insuring, holding, preparing for sale or other disposition, and selling or otherwise disposing of such Collateral; (iii) without precluding any other methods of sale or other disposition, the sale or other disposition of any Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of Secured Party disposing of similar property, but in any event the Secured Party may sell at its option at such prices and on such terms as it may choose, without assuming any credit risk and (to the extent permitted by applicable law) without any obligation to advertise; and (iv) the Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     7.2 Payments Held in Trust. All payments received by the Purchaser under or in connection with the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other property and funds of the Purchaser and shall be forthwith delivered and paid over to the Secured Party in the same form as so received (with any necessary endorsement).

     7.3 Payments Held as Collateral. All payments made under or in connection with any Collateral and received by the Secured Party, and all cash held by the Secured Party and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral subject as aforesaid may, in the discretion of the Secured Party, be held by the Secured Party, as Collateral for the Obligations, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party or any other Indemnified Party pursuant to Section 8 of this

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Agreement) in whole or in part by the Secured Party against all or any part of the Obligations in such order as the Secured Party shall elect. Any surplus of such payments, cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Purchaser or to whomsoever may be lawfully entitled to receive such surplus. The Purchaser hereby assents to any contract the Secured Party may enter into with any Secured Party or other secured party to which the Purchaser is indebted providing for subordination of priorities of claims or for sharing the Collateral or any realizations thereon.

                                   SECTION 8
                         INDEMNIFICATION AND EXPENSES

     8.1 Indemnification. The Purchaser agrees to indemnify and hold harmless the Secured Party, its respective affiliates and the respective directors, officers, employees and agents of all of the foregoing (each an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, fees and out-of-pocket expenses of counsel) that may be incurred by or asserted against any Indemnified Party in connection with or arising out of any investigation, litigation or proceeding by reason of or in connection with the execution, delivery or performance by the Purchaser, the Secured Party or with the transactions contemplated hereby or by the other Purchase Documents (including, without limitation, enforcement of this Security Agreement or the other Purchase Documents), or any action or omission of the Purchaser or any subsidiary or affiliate thereof or any of their respective directors, officers, employees or agents in connection therewith, unless and to the extent such claim, damage, loss, liability or expense was attributable to such Indemnified Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without prejudice to any other obligation of the Purchaser hereunder, the indemnities and expense obligations of the Purchaser contained in Sections 8.1 and 8.2 hereof shall survive the payment of the Obligations in full in cash and termination of the Security Agreement. Notwithstanding the terms of this Section 8.1, Purchaser's indemnification obligations hereunder, if any, shall be subject to the limitation of liability set forth under Section 7.03 of the Purchase Agreement.

     8.2 Expenses. The Purchaser agrees to pay on demand to the Secured Party the amount of any and all reasonable expenses (including, without limitation, the fees and out-of-pocket expenses of counsel for the Secured Party or any of them and any of their experts and agents) that the Secured Party may incur in connection with (a) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (b) the preservation, exercise or enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the rights of the Secured Party hereunder or under the Agreement, (c) the failure by the Purchaser to perform or observe any of the provisions hereof or (d) any action taken by the Secured Party hereunder or in connection herewith or with the Collateral.

                                   SECTION 9
                        OTHER PROVISIONS GOVERNING LIEN

     9.1 No Anti-Deficiency, Etc. The Purchaser hereby irrevocably waives, to the maximum extent permitted by applicable law, and agrees that it shall not assert or seek to enforce, any defense it may have based upon any election of remedies by the Secured Party, including without limitation by reason of any anti- deficiency laws, "election of remedies" or "one action" rules or any other laws limiting, qualifying or discharging the Obligations to the Secured Party or any rights, recoveries and remedies of the Secured Party with respect thereto.

     9.2 No Defense, Discharge, Release or Revocation. The Purchaser hereby expressly and irrevocably consents and agrees as follows:

          (a) This Security Agreement shall be construed as a present, continuing, absolute, irrevocable and unconditional grant of a Lien on the Collateral without regard to the validity, regularity or enforceability of the Purchase Documents, any of the Obligations or any security interest, pledge, mortgage or other lien or encumbrance or any collateral security document, collateral or security or guarantee therefor or other document or right with respect thereto at any time or from time to time held by or in favor of Secured Party and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by the Purchaser or any other Person against any creditor, or by any other circumstance whatsoever (with or without notice to or knowledge of the Purchaser or any other Person) that constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Purchaser or any other Person for or to any of the Obligations, or an equitable or legal discharge or defense of the Purchaser under this Security Agreement or otherwise, in bankruptcy or reorganization or in any other instance;

          (b) Any demand for payment of any of the Obligations made by the Secured Party may be rescinded by the Secured Party and any of the Obligations renewed, extended or otherwise continued any number of times and for any number of periods of any length, and the Obligations, or the liability of any other Person upon or for any part thereof, and the Agreement, or any Lien, or any collateral security document, collateral security or guarantee from time to time therefor or other document or right with respect thereto, whether existing or contemplated from time to time may, from time to time (and any number of times and, if applicable, for any number of periods of any length), in whole or in part, be renewed, extended, amended, modified, supplemented, accelerated, compromised, waived, sold, exchanged, surrendered, terminated or released by the Secured Party, or be unconsummated or otherwise dealt with by the Secured Party, or be increased, decreased or reduced to zero, surrendered, terminated or released and thereafter be reincurred any number of times and for any number of periods of any length; in each case above in whole or in part, as the Secured Party may deem advisable from time to time, and all of the foregoing without the necessity of any reservations of rights against the Purchaser and without notice to or further assent by the Purchaser (which will remain bound hereunder, notwithstanding any of the foregoing events or circumstances), all of which rights the Purchaser hereby irrevocably waives;

          (c) No election by Secured Party in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code (or any successor provision of any law to similar effect), shall be deemed to modify, reduce, release or otherwise affect the liability of the Purchaser hereunder or the Lien granted hereunder;

          (d) In the event the Secured Party shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under this Security Agreement or the other Purchase Documents or any collateral or security document, the Secured Party may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by the Secured Party but shall be credited against the Obligations. Except to the extent prohibited by mandatory provisions of applicable law, the amount of the successful bid at any such sale, whether the Secured Party or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the collateral or security and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations continuing to be secured by the Lien granted under this Security Agreement, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Secured Party might otherwise be entitled by reason of such bidding at any such sale; and

          (e) The Secured Party shall be under no obligation to marshall any assets in favor of the Purchaser or any other Person, or to effect sales in inverse order of alienation, in connection with any realization on or disposition of Collateral or obtaining payment of any or all of the Obligations from any Person.

For all purposes of this Agreement, "demand" shall include demand for payment or performance and the commencement and continuance of any legal or other proceedings.

     9.3 Certain Acknowledgments. The Purchaser hereby agrees and acknowledges that:

          (a) it has been advised by legal counsel in the negotiation, execution and delivery of this Security Agreement;

          (b) the Obligations and all dealings between the Purchaser and the Secured Party, shall conclusively be deemed and presumed to have been created, contracted, incurred, had or consummated in reliance upon this Security Agreement; and

          (c) there are no conditions precedent to effectiveness of this Security Agreement and the Lien granted hereunder.

     9.4 The Purchaser's Understanding with Respect to Waivers, Etc. The Purchaser warrants and agrees that each of the waivers, agreements and acknowledgments set forth herein is made with the Purchaser's full knowledge of their significance and consequences and that, under the circumstances, such waivers, agreements and acknowledgments are reasonable and not contrary to public policy or law. If any of such waivers, agreements and acknowledgments are determined to be contrary to any applicable law or public policy, such waivers, agreements and acknowledgments shall be effective only to the maximum extent permitted by law.

     9.5 Reinstatement of Security Agreement and Lien. If all or any portion of the Obligations are paid by the Purchaser, the obligations of the Purchaser hereunder and the Lien granted hereunder shall continue and remain in full force and effect and be deemed for all purposes continuing without interruption or lapse by reason of the making of such payment, or all of the Obligations having been paid in full prior to such recession or recovery, as the case may be, if all or any part of such payment(s) are rescinded or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Obligations for all purposes under this Security Agreement.

                                  SECTION 10
                           MISCELLANEOUS PROVISIONS

     10.1 Attorney's Fees. Purchaser will pay promptly to Secured Party without demand after notice, reasonable attorney's fees and costs and expenses paid or incurred by Secured Party in collecting or compromising the Demand Note, the Term Note or any other Obligation owed to the Secured Party whether or not suit is filed. If suit is brought to enforce any provision of this Security Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and court costs in addition to any other remedy or recovery awarded by the court.

     10.2 Additional Remedies. The rights, powers and remedies given to Secured Party hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Secured Party by law against Purchaser or any other Person, including but not limited to Secured Party's rights of set-off or Secured Party's lien.

     10.3 Non-waiver. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof.

     10.4 Inurement. The benefits of this Security Agreement shall insure to the successors and assigns of Secured Party and the permitted successors and assignees of Purchaser.

     10.5 Applicable Law. THIS SECURITY AGREEMENT AND ALL OTHER AGREEMENTS AND INSTRUMENTS REQUIRED BY SECURED PARTY IN CONNECTION THEREWITH SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS (EXCEPT AS IT RELATES TO THE PERFECTION OF COLLATERAL UNDER THE UCC OF A STATE OTHER THAN TEXAS). THE PARTIES HEREBY AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF TEXAS IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER SECURED PARTY OR PURCHASER AGAINST THE OTHER IN CONNECTION WITH THIS AGREEMENT.

     10.6 Severability. Should any one or more provisions of this Security Agreement be determined to be illegal, invalid or unenforceable, such provision shall be fully severable and this Security Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof; the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance; and in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Security Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     10.7 Offset. In addition to and not in limitation of all rights of offset that Secured Party may have under applicable law, Secured Party shall, upon the occurrence of any Event of Default or any unmatured Event of Default which would constitute such an Event of Default, have the right to apply the payment of the Demand Note or the Term Note against any Obligation of the Secured Party to the Purchaser.

     10.8 Integration Clause. Except for documents and instruments specifically referenced herein, this Security Agreement constitutes the entire agreement between Secured Party and Purchaser regarding the Demand Note, Term Note and the Security Agreement and all prior communications verbal or written between Purchaser and Secured Party shall be of no effect or evidentiary value.

     10.9 Amendment. No provision of this Security Agreement may be amended, modified, supplemented, changed, waived, discharged or terminated, except pursuant to a writing signed by or on behalf of Secured Party and Purchaser.

     10.10 Headings And Captions. All section headings and captions are for convenience and ease of reference only and are not intended to supplement, augment or modify any term of this Security Agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered by its duly authorized officers as of the day and year first above written.

                                             AMPHION VENTURES L.P.

Address of Pledgor:                          By:   Amphion Partners L.L.C.,
                                                   its General Partner
590 Madison Avenue
New York, NY 10022
Attention: Richard C.E. Morgan                     By: /s/ Richard C.E. Morgan
                                                       -------------------------
                                                           Richard C.E. Morgan,
                                                           Managing Member
with a copy to:

David F. Dietz, P.C.
Goodwin, Procter & Hoar LLP
Exchange Place
53 State Street
Boston, MA 02109
                                             AXCESS INC.



Address of Secured Party:                    By: /s/ Danny G. Hair
                                                 ------------------------------
                                                   Danny G. Hair,
                                                   Executive Vice President

3208 Commander Drive
Dallas, TX 75006
Attention: Danny G. Hair

with a copy to:

Michael R. Dorey
Sayles & Lidji
4400 Renaissance Tower
1201 Elm Street
Dallas, TX 75270

                                   Schedule 1

                             Locations of Collateral

               Chief Place of Business, Chief Executive Office and
                             Locations of Collateral

         2360 Owen Street
         Santa Clara, California 95054

         590 Madison Avenue
         32/nd/ Floor
         New York, New York 10022